                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                               FORM 8-K

                         CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15 (D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                      Date of Report: July 2, 1998
                      ----------------------------


                     Aztec Technology Partners, Inc.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)


                              Delaware
            -------------------------------------------------
             (State or Other Jurisdiction of Incorporation)


                                                 3408450
   ------------------------         -----------------------------------
   (Commission File Number)         (I.R.S. Employer Identification No.)


 52 Roland Street, Boston, Massachusetts                 02129
-----------------------------------------             --------
(Address of Principal Executive Officers)             Zip Code


                         617 623-3100
   ---------------------------------------------------
   (Registrant's Telephone Number, Including Area Code)


                       Not Applicable
  ------------------------------------------------------------
  (Former Name or Former Address, if changed Since Last Report





                      TABLE OF CONTENTS

                          FORM 8-K

                        JULY 2, 1998


ITEM                                                  PAGE
----                                                  ----

ITEM 5.  OTHER EVENTS

ITEM 8. CHANGE IN FISCAL YEAR



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ITEM 5

See press releases dated July 1, 1998 attached as Exhibits 99.1, 99.2 and 99.3

ITEM 8.   CHANGE IN FISCAL YEAR

       The Board of Directors of Aztec Technology Partners, Inc. (the "Registrant") voted on June 30, 1998 to change its fiscal year end from the last Saturday in April, to December 31. The Registrant will file its report covering the applicable transition period on a Form 10-K.

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                             SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              AZTEC TECHNOLOGY PARTNERS, INC.

Dated: July 2, 1998                           By: /s/ Douglas R. Johnson
                                                 ----------------------------
                                                 Executive Vice President
                                                 and Chief Financial Officer